UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 27, 2018

BERRY GLOBAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On August 27, 2018, Berry Global Group, Inc. ("Berry") issued a press release announcing it has acquired Laddawn, Inc., and certain of its affiliates. Laddawn is a manufacturer of blown polyethylene bags and films with a unique-to-industry e-commerce sales platform. Laddawn has approximately 400 employees with five manufacturing sites spread across the United States. Berry's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth herein and in the accompanying press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Berry Global Group, Inc., dated August 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: August 27, 2018	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary